SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported):  December 1, 2003

LEVI STRAUSS & CO.

(Exact name of registrant as specified in its charter)

DELAWARE	333-36234	94-0905160

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET

SAN FRANCISCO, CALIFORNIA 94111

(Address of principal executive offices, including zip code)

(415) 501-6000

(Registrant’s telephone number, including area code)

ITEM 5.    REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 is a copy of Levi Strauss & Co.’s press release dated December 1, 2003 titled “Levi Strauss & Co. Retains Alvarez & Marsal and Appoints Interim CFO.”

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release dated December 1, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE: December 2, 2003	By:	/S/ GARY W. GRELLMAN

	Name:	Gary W. Grellman

	Title:	Vice President, Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated December 1, 2003.